SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):April 21, 2004

VITRIA TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

000-27207 (Commission File No.)	77-0386311 (IRS Employer identification No.)

945 STEWART DRIVE
SUNNYVALE, CA 94085
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 212-2700

Item 12. Results of Operations and Financial Condition.
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1

Item 12. Results of Operations and Financial Condition.

On April 21, 2004, Vitria Technology, Inc. issued a press release announcing its results for the three months ended March 31, 2004 entitled “Vitria Announces First Quarter Results; Company Postpones Investor Conference Call.” The press release is attached as Exhibit 99.1 and is incorporated herein by reference.

The information in this Report on Form 8-K, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Vitria Technology, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.

2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 21, 2004	VITRIA TECHNOLOGY, INC.

	By:	/S/ AARON TIMM

Aaron Timm Vice President, General Counsel and Secretary

3.

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release, dated April 21, 2004, entitled “Vitria Announces First Quarter Results; Company Postpones Investor Conference Call.”